SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:               December 22, 2003
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                      (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

         Delaware                  333-100485                    13-3447441
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(State of Incorporation)          (Commission                 (I.R.S. Employer
                                  File Number)               Identification No.)

745 Seventh Avenue
New York, New York                                                  10019
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
--------------           -----------

    5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Prudential Financial Note-Backed Series 2003-20.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEHMAN ABS CORPORATION


                                    By:    /s/ Paul Mitrokostas
                                         ----------------------------
                                    Name:  Paul Mitrokostas
                                    Title: Senior Vice President


December 22, 2003


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


INDEX TO EXHIBITS
   Exhibit No.                            Description
   -----------                            -----------

      5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Prudential Financial Note-Backed Trust Certificates, Series 2003-20.


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